Exhibit 10.8

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

CHANGE IN TERMS AGREEMENT
(Standard Seller Warehouse Document Modifications)

THIS CHANGE IN TERMS AGREEMENT (this "Agreement") is made and entered into by the undersigned executing this Agreement as "Seller" and TEXAS CAPITAL BANK ("Bank"), formerly known as Texas Capital Bank, National Association, and is effective as of the date set forth below Bank's signature block hereto (the "Effective Date").

RECITALS

A.    Seller and Bank have entered into, or are otherwise bound under, that certain Mortgage Warehouse Agreement (as modified or amended from time to time, including pursuant to this Agreement, and including all addenda and exhibits to each of the foregoing, the "Warehouse Agreement") as of SEPTEMBER 1, 2021. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Warehouse Agreement.

B.    Seller and Bank now desire to modify and amend certain terms and provisions of the Warehouse Agreement and/or the other Warehouse Documents as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the covenants, representations, warranties and/or agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.    Change in Bank's Name. Any and all references in the Warehouse Documents to "Texas Capital Bank, National Association" are modified and amended to refer to "Texas Capital Bank".

2.    Power of Attorney. Exhibit A attached hereto shall supersede and replace the previous version of Exhibit A currently attached to (or otherwise currently in effect with respect to) the Warehouse Agreement.

3.    Financial Covenants. Seller covenants and agrees that, until the Agreement Termination Date, Seller will, at all times, observe, perform and comply with each of the following covenant(s) (in addition to those other covenants set forth in the Warehouse Agreement which are not specifically amended, modified or superseded hereby):

(a)    Minimum Tangible Net Worth. Seller shall maintain Tangible Net Worth of not less than [***].

(b)    Minimum Liquid Assets. Seller shall maintain Total Eligible Liquidity of not less than [***].

(c)    Minimum Pre-Tax Net Income. [***].

If Seller is required or permitted under the Warehouse Agreement to deliver to Bank quarterly consolidated financial statements, then the above-described financial covenants will be tested and calculated by Bank based on the consolidated financial information of Seller and each other entity whose financial information is required or permitted by Bank to be set forth on such consolidated financial statements.

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Seller acknowledges Bank has requested, and Seller shall timely prepare and furnish to Bank, the financial statements and reports required under the Warehouse Agreement, plus such additional financial reports and information as Bank may from time to time request. In addition, Seller shall prepare and submit to Bank, on a quarterly basis and no later than forty-five (45) days after the close of each fiscal quarter, a compliance certificate executed by Seller, demonstrating Seller's compliance with the covenants of this Agreement and the provisions of the Warehouse Agreement, and such substantiation thereof as may be required by Bank, all in such form and content required by Bank from time to time. A copy of Bank's current required form of compliance certificate is attached hereto as Exhibit B. Although compliance certificates are to be delivered to Bank on a quarterly basis, Seller shall at all times comply with all covenants of this Agreement and the provisions of the Warehouse Agreement, and Bank may test Seller's compliance with such covenants at any time.

4.    Representations and Warranties.

(a)    Seller represents and warrants to Bank that all representations and warranties made by Seller to Bank in the Warehouse Documents as of the date thereof are true and correct as of the Effective Date, as if such representations and warranties were recited herein in their entirety. Any other representations and warranties made in this Agreement shall not limit the generality of the preceding sentence.

(b)    As of the Effective Date, Seller hereby represents to Bank that: (i) no Event of Default exists; and (ii) no event or condition exists which, with the giving of notice or the passage of time or both, would constitute an Event of Default.
(c)    As of the Effective Date, Seller represents and warrants to Bank that there is no fact that Seller is aware of and has not disclosed to Bank in writing that could have a material adverse effect on the Participation Interests or the ability of Seller to perform its obligations under the Warehouse Documents.

(d)    As of the Execution Date, Seller represents and warrants to Bank that Seller has the power and authority required to enter into and perform its obligations under this Agreement and to make the agreements set forth herein. Without limiting the generality of the foregoing, as of the Effective Date: (i) the resolutions of Seller and each other entity (if any) which were most recently executed and delivered to Bank in connection with the Warehouse Agreement (collectively, the "Resolutions") are presently in full force and effect, and have not been rescinded, amended or otherwise modified; (ii) the formation and governance documents attached to the Resolutions (collectively, the "Organizational Documents"), are presently in full force and effect, and have not been rescinded, amended or otherwise modified; (iii) the execution and delivery of this Agreement and the other documents to be executed by or on behalf of Seller and delivered to Bank in connection with this Agreement (collectively, the "Change in Terms Documents"), and the consummation by Seller of the transactions contemplated hereby and thereby, and the performance by Seller of its obligations hereunder and thereunder, are duly and validly authorized by the Resolutions and the Organizational Documents; (iv) each person executing the Change in Terms Documents on behalf of Seller has the requisite power and authority to do so pursuant to the Resolutions and the Organizational Documents; (v) no consent or approval is required from any person or entity (other than consents or approvals previously obtained) for the execution, delivery and performance of the Change in Terms Documents by Seller; and (vi) upon execution, each Change in Terms Document constitutes the legal, valid and binding obligations of Seller, enforceable in accordance with the terms thereof.

5.    Miscellaneous Provisions.

(a)    AS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO THIS AGREEMENT, SELLER HEREBY DECLARES THAT, AS OF THE EFFECTIVE DATE, IT HAS NO CLAIMS, SET-OFFS, COUNTERCLAIMS, DEFENSES OR OTHER CAUSES OF ACTION AGAINST BANK ARISING OUT OF ANY OF THE WAREHOUSE DOCUMENTS OR ANY OTHER DOCUMENT MENTIONED HEREIN OR OTHERWISE; AND, TO THE EXTENT ANY SUCH CLAIMS, SETOFFS, COUNTERCLAIMS, DEFENSES OR OTHER CAUSES OF ACTION MAY EXIST, WHETHER KNOWN OR UNKNOWN, SUCH ITEMS ARE HEREBY WAIVED BY SELLER.

(b)    Effective as of the Effective Date, the Warehouse Agreement and the other Warehouse Documents are hereby supplemented, modified and amended as provided herein. The provisions of this Agreement supersede, modify and amend any and all inconsistent or conflicting provisions in the Warehouse Agreement and the other Warehouse Documents (including any and all written change in terms agreements executed by Seller and Bank prior to the Effective Date). Except as hereby supplemented, modified or amended, the Warehouse Agreement and the other Warehouse Documents are in full force and effect as of the Effective Date. The Warehouse Agreement and the other Warehouse Documents, as hereby supplemented, modified or amended, are ratified and confirmed by Seller as of the Effective Date.

(c)    Except as may be expressly set forth in this Agreement, nothing contained herein shall affect, impair or release the liability of any Person who may now or hereafter be liable to Bank under the Warehouse Documents.
(d)    This Agreement shall be governed by and construed in accordance with Texas law and applicable federal law.

(e)    Seller represents and warrants that it has the power and authority required to enter into and perform its obligations under this Agreement and to make the agreements set forth herein. This Agreement may not be modified, amended or discharged except by written amendment executed by Seller and Bank. The terms and provisions of this Agreement shall be binding upon any successors and assigns of Seller permitted pursuant to the terms of the Warehouse Agreement and shall benefit the successors and assigns of Bank.

(f)    This Agreement may be executed in multiple counterparts, each to constitute a separate agreement, but all, taken together, to constitute one and the same agreement.

(g)    The liability of all Persons obligated to Bank in any manner under this Agreement shall be joint and several. If more than one Person shall execute this Agreement as "Seller", then the term "Seller" as used herein shall refer both to each such Person individually and to all such Persons collectively.

(h)    This Agreement may be signed electronically or digitally in the manner specified by Bank. Each of the undersigned consents to the use of electronic and/or digital signatures by any or all of the undersigned in such manner specified by Bank. The undersigned agree not to deny the legal effect or enforceability of this Agreement solely because this Agreement was signed using electronic or digital signatures. Further, the undersigned agree not to object to the admissibility of this Agreement if it bears an electronic or digital signature on the grounds that any signature is not in its original form or on the grounds that this Agreement does not comply with Chapter 26 of the Texas Business and Commerce Code or any similar law.

(i)    THIS WRITTEN AGREEMENT AND THE OTHER WAREHOUSE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

EXECUTED to be effective as of the Effective Date.

SELLER:
HOME POINT FINANCIAL CORPORATION, A NEW JERSEY CORPORATION By:/s/ Joseph Ruhlin Name: JOSEPH RUHLIN Title: TREASURER
Seller’s Execution Date: March 30, 2022

[Bank's Signature Page Follows]

ACCEPTED AND AGREED to by Bank at Richardson, Collin County, Texas, and executed to be effective as of the Effective Date.

BANK:
TEXAS CAPITAL BANK, formerly known as Texas Capital Bank, National Association By:/s/ Heather Crawford Name: Heather Crawford Title: Vice President
Effective Date: March 31, 2022

EXHIBIT A
(TO CHANGE IN TERMS AGREEMENT)

POWER OF ATTORNEY

[Follows This Cover Page]

LIMITED POWER OF ATTORNEY
Pursuant to that certain Mortgage Warehouse Agreement (as amended or modified from time to time, the "Warehouse Agreement") entered into as of SEPTEMBER 1, 2021 by the undersigned ("Seller") and TEXAS CAPITAL BANK ("Bank"), relating to Bank's discretionary purchase of Participation Interests in Mortgage Loans, Seller hereby irrevocably appoints Bank and each officer of Bank as its attorney-in-fact, with full power of substitution, for, on behalf of, and in the name of Seller, to: (a) endorse and deliver to any Person any notes, checks, drafts, money orders or other instruments of payment coming into Bank's possession and representing any payment made on or with respect to any Participated Mortgage Loan or otherwise received in connection with any Participated Mortgage Loan (including the proceeds from the sale of any such Participated Mortgage Loan received from a Take-Out Purchaser), and any collateral and any Take-Out Purchase Agreement therefor; (b) prepare, complete, execute, deliver and record, and do anything else necessary or desirable to effect, (i) any endorsement to Bank, any Take-Out Purchaser or any other Person, of any Mortgage Note evidencing a Participated Mortgage Loan, or (ii) any transfer, assignment or conveyance to Bank, any Take-Out Purchaser or any other Person, of any or all rights, titles and interests in and to any Mortgage Note and the Mortgage Loan Documents related thereto in which Bank has purchased a Participation Interest (including servicing rights); (c) do anything necessary or desirable to effect sale, transfer, assignment or conveyance, of any or all rights, titles and interests of Seller and/or Bank in and to any Participated Mortgage Loan and the related Mortgage Loan Documents related thereto to any Take-Out Purchaser or any other Person; (d) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Take-Out Purchase Agreement or any Participated Mortgage Loan; (e) sign Seller's name wherever appropriate, as determined by Bank, to effectuate the purposes of the Warehouse Agreement; and (f) to take any such further action as Bank may deem appropriate, and to act under changed circumstances, the exact nature of which may not be currently foreseen or foreseeable, in order to fully and completely effectuate Bank's rights under the Warehouse Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Warehouse Agreement.

The powers and authorities herein conferred on Bank may be exercised by Bank through any Person who, at the time of the execution of a particular instrument, is an officer of Bank. The limited power of attorney conferred herein is granted for a valuable consideration and is coupled with an interest and, therefore, is irrevocable so long as any duties or obligations to Bank under the Warehouse Agreement or the other Warehouse Documents, or any part thereof, shall remain unpaid or otherwise unsatisfied, and so long as Bank may elect to purchase Participation Interests under the Warehouse Agreement.

This appointment shall be construed in accordance with the Laws of the State of Texas, and venue for any proceeding hereunder shall lie exclusively in Collin County, Texas or Dallas County, Texas.

Dated effective as of the Effective Date.

SELLER:

HOME POINT FINANCIAL CORPORATION

By:
Name:
Title:

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STATE OF         §
§
COUNTY OF         §

This document was acknowledged before me on the day of     , 20 , by __________, _________ of HOME POINT FINANCIAL CORPORATION, A NEW JERSEY CORPORATION, known to me to be the person who executed this document in the capacity and for the purposes therein stated.

Notary Public, State of

[NOTARY STAMP]

EXHIBIT B
(TO CHANGE IN TERMS AGREEMENT)

COMPLIANCE CERTIFICATE

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